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                                                                    Exhibit 23.2


            Consent of Independent Registered Public Accounting Firm

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 1, 2006 in Registration Statement (Form SB-2 No. 333- 122697) and related Prospectus of Seguso Holdings, Inc. dated February 8, 2007


                                        /s/ Lazar Levine & Felix LLP
                                        ----------------------------------------
                                        Lazar Levine & Felix LLP

New York, New York
February 8, 2007


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